EXHIBIT 1












                                FPL GROUP CAPITAL INC

                                     DEBENTURES
                    ABSOLUTELY AND UNCONDITIONALLY GUARANTEED BY
                                   FPL GROUP, INC.

                             ------------------------------

                                UNDERWRITING AGREEMENT

                           -------------------------------

                                                                     , 1998
                                                           ----------

          To the Representatives named in Schedule I hereto of the Underwriters named in Schedule II hereto

          Dear Sirs:

               1.   Introductory.  FPL Group Capital Inc, a Florida
                    -------------
          corporation ("FPL Group Capital") and a wholly owned subsidiary of FPL Group, Inc., a Florida corporation ("FPL Group" or the "Guarantor"), proposes to issue and sell its debt securities of the series designation, with the terms and in the principal amount specified in Schedule I hereto (the "Debentures"). The Debentures will be absolutely and unconditionally guaranteed by FPL Group pursuant to and in accordance with the terms of the Guarantee (as hereinafter defined). Each of FPL Group Capital and the Guarantor hereby confirms its agreement with the several Underwriters (as defined below) as set forth herein.

               The term "Underwriters" as used herein shall be deemed to mean the firm or corporation or the several firms or corporations named in Schedule II hereto and any underwriter substituted as provided in Section 6 hereof and the term "Underwriter" shall be deemed to mean one of such Underwriters. If the firm or firms listed in Schedule I hereto (the "Representatives") are the same as the firm or firms listed in Schedule II hereto, then the terms

          "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms. The Representatives represent that they have been authorized by each Underwriter to enter into this agreement on behalf of such Underwriter and to act for it in the manner herein provided. All obligations of the Underwriters hereunder are several and not joint. If more than one firm is named in Schedule I hereto, any action under or in respect of this agreement may be taken by such firms jointly as the Representatives or by one of the firms acting on behalf of the Representatives and such action will be binding upon all the Underwriters.

               2.   Description  of   Debentures   and  Guarantee.  The
                    ---------------------------------------------
          Debentures will be a series of debentures issued by FPL Group
          Capital under an Indenture, dated as of        , to The Bank of New
                                                 --------
          York, as Trustee, in substantially the form heretofore delivered to the Representatives (together with any amendments or supplements thereto, the "Indenture"). The Debentures will be absolutely and unconditionally guaranteed by FPL Group pursuant to, and in accordance with, the terms of a Guarantee Agreement, dated
                          , between  FPL Group, as Guarantor,  and The Bank of
          ----------------
          New York, as Guarantee Trustee, in substantially the form heretofore delivered to the Representatives (the "Guarantee").

               3.   Representations  and Warranties  of FPL  Group Capital.
                    ------------------------------------------------------
          FPL Group Capital represents and warrants to the several Underwriters that:

                    (a)  FPL Group  Capital has  filed with  the Securities
               and Exchange Commission (the "Commission") a registration statement on Form S-3, including a prospectus ("Registration Statement No. 33-47813"), for the registration of $200,000,000 aggregate principal amount of its debt securities under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has been declared effective by the Commission. All but $25,000,000 aggregate principal amount of debt securities registered with the Commission under the Securities Act pursuant to Registration Statement No. 33-47813 have been previously issued. FPL Group Capital has also filed with the Commission a registration statement on Form S-3, including a prospectus ("Registration Statement No. 33-69786"), for the registration of $300,000,000 aggregate principal amount of its debt securities under the Securities Act, which registration statement has been declared effective by the Commission. None of the securities registered with the Commission under the Securities Act pursuant to Registration Statement No. 33-69786 has been previously issued. FPL Group Capital also filed with the Commission a registration statement on Form S-3, including a prospectus, for the registration of an additional $300,000,000 aggregate principal amount of its debt securities (together with the debt securities registered with the Commission under the Securities Act pursuant to Registration Statement No. 33-47813 and Registration Statement No. 33-69786 which remain unissued, the "Debt Securities") under the Securities Act which registration statement has been declared effective by the Commission. References herein to the term "Registration Statement" as of any given date shall mean
               Registration Statement No.    333-              , as amended
                                                  -------------
               or supplemented to such date,
               including, as of such date, all documents incorporated by reference therein pursuant to Item 12 of Form S-3 ("Incorporated Documents"). References herein to the term "Prospectus" as of any given date shall mean the combined prospectus forming a part of the Registration Statement, as supplemented by a prospectus supplement relating to the Debentures proposed to be filed pursuant to Rule 424 of the general rules and regulations of the Securities Act ("Rule 424"), and as further amended or supplemented as of such date (other than amendments or supplements relating to (i) Debt Securities other than the Debentures or, (ii) when referring to the Prospectus relating to a particular offering of the Debentures, Debentures other than the Debentures being offered on such date), including all Incorporated Documents. References herein to the "Effective Date" of the Registration Statement shall be deemed to refer to the later of the time and date that the Registration Statement was declared effective and the time and date of the filing thereafter of FPL Group's most recent Annual Report on Form 10-K, if such filing is made prior to the Closing Date (as hereinafter defined). References herein to the "Effective Date" of Registration Statement No. 33-47813 or Registration Statement 33-69786 shall be deemed to refer to the time and date of the filing of the FPL Group Capital's most recent Annual Report on Form 10-K. Prior to the termination of the offering of the Debentures and Guarantee, FPL Group Capital will not file any amendment to the Registration Statement, Registration Statement No. 33-47813, Registration Statement 33-69786 or any amendment or supplement to the Prospectus without prior notice to the Representatives, and to Winthrop, Stimson, Putnam & Roberts, who are acting as Counsel for the several Underwriters ("Counsel for the Underwriters"), or any such amendment or supplement to which the Representatives shall reasonably object in writing, or which shall be unsatisfactory to Counsel for the Underwriters.

                    (b) The Registration Statement, Registration Statement No. 33-47813 and Registration Statement 33-69786, each at its Effective Date, fully complied, and the Prospectus, both on the date it is filed with the Commission pursuant to Rule 424 (such date, the "424 Date") and at the Closing Date, and the Registration Statement and the Indenture at the Closing Date, will fully comply, in all material respects with the applicable provisions of the Securities Act and the Trust
               Indenture  Act  of  1939,   as  amended  (the  "1939  Act"),
               respectively,    and,   in   each   case,   the   applicable
               instructions,  rules  and   regulations  of  the  Commission
               thereunder;   the   Registration   Statement,   Registration
               Statement No. 33-47813 and Registration Statement 33-69786, each at its Effective Date, did not, and at the Closing Date, the Registration Statement will not, contain an untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, on the 424 Date and at the Closing Date, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided, that the foregoing representations and warranties in this subsection (b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to FPL Group Capital or FPL Group by or on behalf of any
               Underwriter   through   the  Representatives   for   use  in
               connection   with  the   preparation  of   the  Registration
               Statement, Registration Statement No. 33-47813, Registration Statement 33-69786 or the Prospectus, or to any statements in or omissions from the Statements of Eligibility on Form T-1, or amendments thereto, of the respective Trustees under the
               Indenture  and  the  Guarantee   or  to  any  statements  or
               omissions made in the Prospectus relating to the DTC Book-Entry-Only System that are based solely on information contained in published reports of DTC.


                    (c) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof on the part of FPL Group Capital to be fulfilled have been duly authorized by all necessary corporate action of FPL Group Capital in accordance with the provisions of its Articles of Incorporation (the "FPL Group Capital Charter"), by-laws and applicable law, and the Debentures when issued and delivered as provided herein will constitute valid and binding obligations of FPL Group Capital enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and limitations on the availability of equitable remedies.

                    (d) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof and the compliance by FPL Group Capital with all the terms and provisions of the Indenture will not result in a breach of any of the terms or provisions of, or constitute a default under, the FPL Group Capital Charter or by-laws, or any indenture, mortgage, deed of trust or other agreement or instrument to which FPL Group Capital is now a party, or violate any law or any order, rule, decree or regulation applicable to FPL Group Capital of any Federal or state court, regulatory board or body or administrative agency having jurisdiction over FPL Group Capital or any of its property, except where such breach, default or violation would not have a material adverse effect on the business, properties or financial condition of FPL Group Capital and its subsidiaries taken as a whole.

                    (e) FPL Group Capital and its direct significant subsidiaries (as defined in Regulation S-X have good and marketable title to all of the capital stock of their respective significant subsidiaries (as defined in Regulation S-X) free and clear of all liens and encumbrances, except such as do not materially affect the value thereof.

                    (f)  Each of  FPL Group Capital's  direct and  indirect
               significant subsidiaries (as defined in Regulation S-X) has been duly incorporated, is validly existing and is in good standing under the laws of its respective jurisdiction of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its respective ownership of properties or the conduct of its respective businesses requires such qualification, except where the failure so to qualify would not have a material adverse effect on the business, properties or financial condition of FPL Group Capital and its subsidiaries taken as a whole, and has the corporate power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged.

               4.   Representations and Warranties of FPL Group.  FPL Group
                    -------------------------------------------
          represents  and  warrants to the  several Underwriters that:

                    (a)  FPL  Group  has  filed  with  the  Commission  the
               Registration Statement, for the registration of the Guarantee with respect to the Debt Securities under the Securities Act, which registration statement has been declared effective by the Commission. Prior to the termination of the offering of the Debentures and Guarantee, FPL Group will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus without prior notice to the Representatives, and to Counsel for the Underwriters, or any such amendment or supplement to which the Representatives shall reasonably object in writing, or which shall be unsatisfactory to Counsel for the Underwriters.

                    (b)  The Registration Statement  at its Effective  Date
               fully complied, and the Prospectus, both on the 424 Date and at the Closing Date, and the Registration Statement and the Guarantee at the Closing Date, will fully comply, in all material respects with the applicable provisions of the Securities Act and the 1939 Act, respectively and, in each case, the applicable instructions, rules and regulations of the Commission thereunder; at its Effective Date, the Registration Statement did not, and at the Closing Date, the Registration Statement will not, contain an untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, on the 424 Date and at the Closing Date, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; and the Incorporated Documents, when filed with the Commission, fully complied or will fully comply in all material respects with the applicable
               provisions  of   the    Exchange  Act   and  the  applicable
               instructions, rules and regulations of the Commission thereunder; provided, that the foregoing representations and warranties in this subsection (b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to FPL
               Group Capital or FPL Group by or on behalf of any Underwriter through the Representatives for use in connection with the preparation of the Registration Statement or the Prospectus, or to any statements in or omissions from the Statements of Eligibility on Form T-1, or amendments thereto, of the respective Trustees under the Indenture and the Guarantee, or to any statements or omissions made in the Prospectus relating to the DTC Book-Entry-Only System that are based solely on published reports of DTC.

                    (c) The financial statements included as part of or incorporated by reference in the Registration Statement present fairly the consolidated financial condition and results of operations of FPL Group and its subsidiaries taken as a whole, at the respective dates and for the respective periods to which they apply; such financial statements have been prepared in each case in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise indicated in the Registration Statement; and Deloitte & Touche LLP, who have audited the audited financial statements of FPL Group, are independent public accountants as required by the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder.

                    (d)  Except  as reflected  in  or  contemplated by  the
               Registration Statement and the Prospectus, since the respective most recent dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change in the business, properties or financial condition of FPL Group and its subsidiaries taken as a whole, nor has any transaction been entered into by FPL Group or any of its subsidiaries that is material to FPL Group and its subsidiaries taken as a whole, other than changes and transactions contemplated by the Registration Statement and Prospectus, and transactions in the ordinary course of business. FPL Group and its subsidiaries have no contingent obligation material to FPL Group and its subsidiaries taken as a whole, which is not disclosed in the Registration Statement and Prospectus.

                    (e) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof on the part of FPL Group to be fulfilled have been duly authorized by all necessary corporate action of FPL Group in accordance with the provisions of its Articles of Incorporation (the "FPL Group Charter"), by-laws and applicable law, and the Guarantee when issued and delivered as provided herein will constitute a valid and binding obligation of FPL Group enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting creditors rights generally and limitations on the availability of equitable remedies.

                    (f) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof and the compliance by FPL Group with all the terms and provisions of the Guarantee will not result in a breach of any of the terms or provisions of, or constitute a default under, the FPL Group Charter or by-laws, or any indenture, mortgage, deed of trust or other agreement or instrument to which FPL Group or any of its subsidiaries is now a party, or violate any law or any order, rule decree or regulation applicable to FPL Group or any of its subsidiaries of any Federal or state court, regulatory board or body or administrative agency having jurisdiction over FPL Group or its subsidiaries or any of their respective property, except where such breach, default or violation would not have a material adverse effect on the business, properties or financial condition of FPL Group and its subsidiaries taken as a whole.

                    (g) FPL Group has good and marketable title to all of the common stock of its subsidiaries free and clear of all liens and encumbrances, except such as do not materially affect the value thereof.

                    (h)  The Guarantee has  been duly authorized,  executed
               and delivered by FPL Group and constitutes a valid and binding agreement of FPL Group enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and other laws affecting creditors rights generally and equitable limitations on the enforceability of specific remedies.

               Neither the execution and delivery of the Guarantee nor the performance by FPL Group of any of its obligations thereunder requires any consent, approval, authorization, registration or qualification of or by any governmental agency or body.

                    (i) Each of FPL Group s direct and indirect significant subsidiaries (as defined in Regulation S-X) has been duly incorporated, is validly existing and is in good standing under the laws of its respective jurisdiction of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its respective ownership of properties or the conduct of its respective businesses requires such qualification, except where the failure so to qualify would
               not have a  material  adverse  effect   on  the  business,
               properties or financial condition of FPL Group and its subsidiaries taken as a whole, and has the corporate power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged.

               5.   Purchase and Sale.  On the basis of the representations
                    -----------------
          and warranties herein contained, and subject to the terms and conditions in this agreement set forth, FPL Group Capital agrees to sell to the respective Underwriters named in Schedule II hereto, severally and not jointly, and the respective
          Underwriters agree, severally and not jointly, to purchase from FPL Group Capital, the respective principal amounts of Debentures set forth opposite their respective names in Schedule II hereto at the purchase price set forth in Schedule I hereto.

               6.   Public Offering.  The Underwriters propose to make a bona
                    ---------------
          fide public offering of the Debentures and Guarantee as set forth in the Prospectus, such public offering to be made as soon after the execution of this agreement as practicable, subject, however, to the terms and conditions of this agreement.

               7.   Time and Place of Closing, Default of Underwriter.
                    -------------------------------------------------
          Delivery of the Debentures and Guarantee and payment therefor by certified or official bank check or checks, payable to the order of FPL Group Capital in New York Clearing House or similar next day funds, or by wire transfer in Federal funds, shall be made at the time, date and place set forth in Schedule I, or at such other time, date or place as shall be agreed upon in writing by FPL Group Capital and the Representatives. The hour and date of such delivery and payment are herein called the "Closing Date".

               The Debentures shall be delivered to The Depository Trust Company ("DTC") or to The Bank of New York, as custodian for DTC, in fully registered global form registered in the name of DTC, as depository, or its nominee, for the respective accounts specified by the Representatives not later than the close of business on the business day preceding the Closing Date. For the purpose of expediting the checking of the Debentures by the Representatives on behalf of the Underwriters, FPL Group Capital agrees to make such Debentures available to the Representatives for such purpose at the office of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York 10019, not later than 2:00 P.M., New York City time, on the business day preceding the Closing Date, or at such other time and place as may be agreed upon by FPL Group Capital and the Representatives.

               If  any Underwriter shall fail  to purchase and  pay for the principal amount of the Debentures which such Underwriter has agreed to purchase and pay for hereunder (otherwise than by reason of any failure on the part of FPL Group Capital or FPL Group to comply with any of the provisions contained herein), the non-defaulting Underwriters shall be obligated to take up and pay for (in addition to the respective principal amount of the Debentures set forth opposite their respective names in Schedule II hereto) the principal amount of the Debentures which such defaulting Underwriter or Underwriters failed to take up and pay for, up to a principal amount thereof equal to, in the case of each such remaining Underwriter, ten percent (10%) of the principal amount of the Debentures set forth opposite the name of such remaining Underwriter in said Schedule II, and such remaining Underwriters shall have the right, within 24 hours of receipt of such notice, either to take up and pay for (in such proportion as may be agreed upon among them), or to substitute another Underwriter or Underwriters, satisfactory to FPL Group Capital, to take up and pay for, the remaining principal amount of the Debentures which the defaulting Underwriter or Underwriters agreed but failed to purchase. If any unpurchased Debentures still remain, then FPL Group Capital shall be entitled to a further period of 24 hours within which to procure another party or other parties, members of the National Association of Securities Dealers, Inc. (or, if not members of such Association, who are not eligible for membership in said Association and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with said Association's Conduct Rules) and satisfactory to the Representatives to purchase such Debentures on the terms herein set forth. In the event that, within the respective prescribed periods, the non-defaulting Underwriters notify FPL Group Capital that they have arranged for the purchase of such Debentures, or FPL Group Capital notifies the non-defaulting Underwriters that it has arranged for the purchase of such Debentures, the non-defaulting Underwriters or FPL Group Capital shall have the right to postpone the Closing Date for a period of not more than three full business days beyond the expiration of the respective prescribed periods in order to effect whatever changes may thus be made necessary in the Registration Statement, Registration Statement No. 33-47813, Registration Statement 33-69786 or the Prospectus or in any other documents or arrangements. In the event that neither the non-defaulting Underwriters nor FPL Group Capital has arranged for the purchase of such Debentures by another party or parties as above provided, then this agreement shall terminate without any liability on the part of FPL Group Capital, FPL Group or any Underwriter (other than an Underwriter which shall have failed or refused, otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder, to purchase and pay for the Debentures which such Underwriter has agreed to purchase as provided in Section 5 hereof), except as otherwise provided in subsections (c) and (e) of Section 8 hereof.

               8.   Covenants of FPL Group Capital and FPL Group. FPL Group
                    ---------------------------------------------
          Capital and FPL Group agree with the several Underwriters that:

                    (a) FPL Group Capital and FPL Group will promptly file the Prospectus with the Commission pursuant to Rule 424 under the Securities Act.

                    (b)  FPL    Group   Capital   will   deliver   to   the
               Representatives and to Counsel for the Underwriters one signed copy of each of the Registration Statement, Registration Statement No. 33-47813 and Registration Statement 33-69786 or, if a signed copy is not available, one conformed copy of each of the Registration Statement, Registration Statement No. 33-47813 and Registration Statement 33-69786 certified by an officer of FPL Group Capital to be in the form as originally filed, including all Incorporated Documents and exhibits, except those incorporated by reference, which relate to the Debentures, including a signed or conformed copy of each consent and certificate included therein or filed as an exhibit thereto. FPL Group Capital will deliver to the Underwriters through the Representatives as soon as practicable after the date of this agreement as many copies of the Prospectus as the Representatives may reasonably request for the purposes contemplated by the Securities Act. FPL Group Capital and FPL Group will promptly advise the Representatives of the issuance of any stop order under the Securities Act with respect to Registration Statement No. 33-69786, Registration Statement No. 33-47813 or the Registration Statement or the institution of any proceedings therefor of which it shall have received notice prior to the termination of the offering of the Debentures hereunder. FPL Group Capital and FPL Group will each use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued.

                    (c) FPL Group Capital will pay all expenses in connection with (i) the preparation and filing of the Registration Statement and Prospectus, (ii) the issuance and delivery of the Debentures and Guarantee as provided in
               Section 7 hereof, (iii) the preparation, execution and delivery of the Indenture, and (iv) the printing and delivery to the Representatives for the account of the Underwriters, in reasonable quantities, of copies of the Registration Statement, Registration Statement No. 33-47813 and Registration Statement 33-69786 and the Prospectus and the Indenture. FPL Group Capital will pay all taxes, if any (but not including any transfer taxes), on the issuance of the Debentures and Guarantee. FPL Group Capital shall not, however, be required to pay any amount for any expenses of the Representatives or any of the Underwriters, except as provided in Sections 9 and 10 hereof and except that if this agreement shall be terminated in accordance with the provisions of Sections 9, 10 or 12 hereof, FPL Group Capital will pay the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event. Neither FPL Group Capital nor FPL Group shall in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

                    (d) During a period of nine months after the date of this agreement, if any event relating to or affecting FPL Group Capital or FPL Group shall occur which, in the opinion of FPL Group Capital or FPL Group, should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in light of the circumstances when it is delivered to a purchaser, FPL Group Capital and FPL Group will forthwith at their expense prepare and furnish to the Representatives a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus which will supplement or amend the Prospectus so that as supplemented or amended it will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and furnishing copies of any such amendment or supplement. In case any Underwriter is required to deliver a Prospectus after the expiration of nine months after the date of this agreement, FPL Group Capital upon the request of the Representatives will furnish to the Representatives, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended Prospectus or supplements or amendments to the Prospectus complying with Section 10 of the Securities Act.

                    (e) FPL Group Capital and FPL Group will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Debentures and Guarantee for offer and sale under the blue sky laws of such jurisdictions as the Representatives may designate and will pay filing fees in the aggregate not exceeding $5,000, provided that neither FPL Group Capital nor FPL Group shall be required to qualify as a foreign corporation or dealer in securities, or to file any consents to service of process under the laws of any jurisdiction, or to meet other requirements deemed by FPL Group Capital or FPL Group to be unduly burdensome.

                    (f) FPL Group will make generally available to its security holders (including holders of the Debentures), as soon as practicable, an earnings statement (which need not be audited, unless required so to be under Section 11(a) of the Securities Act) of FPL Group in reasonable detail covering the 12 months beginning not later than the first day of the quarter next succeeding the month in which occurred the effective date of the Registration Statement as defined in Rule 158 under the Securities Act.

               9.   Conditions of Underwriters' Obligations. The several
                    ---------------------------------------
          obligations of the Underwriters to purchase and pay for the Debentures shall be subject to the accuracy of, and compliance with, the representations and warranties of FPL Group Capital and FPL Group contained herein on the Closing Date, to the performance by FPL Group Capital and FPL Group of their obligations to be performed hereunder on or prior to the Closing Date and to the following conditions:

                    (a) No stop order suspending the effectiveness of Registration Statement No. 33-69786, Registration Statement No. 33-47813 or the Registration Statement shall be in effect on the Closing Date; no order of the Commission directed to the adequacy of any Incorporated Document shall have been issued; no proceedings for either such purpose shall be pending before, or threatened by, the Commission on such date;

               and the Representatives shall have received, prior to payment for the Debentures, a certificate dated the Closing Date and signed by an officer of FPL Group Capital and FPL Group to the effect that, to the best of their knowledge, no such order is in effect and no proceedings for either such purpose are pending before, or to the knowledge of FPL Group Capital and FPL Group threatened by, the Commission.

                    (b)  At the  Closing  Date, the  Representatives  shall
               have received from Steel Hector & Davis LLP, counsel to FPL Group Capital and FPL Group, a favorable opinion (with a copy thereof for each of the Underwriters), which opinion will not pass upon compliance with provisions of the blue sky laws of any jurisdiction, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                         (i) FPL Group Capital and FPL Group are validly organized and existing corporations in good standing under the laws of the State of Florida, and have valid franchises, licenses and permits adequate for the conduct of their respective businesses;

                         (ii) FPL  Group   Capital   and  FPL   Group   are
                    corporations duly authorized by their respective Articles of Incorporation to conduct the businesses which they are now conducting as set forth in the Prospectus;

                         (iii) the Indenture has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding instrument enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and limitations on the availability of equitable remedies;

                         (iv) the   Debentures   are   valid  and   binding
                    obligations  of   FPL  Group  Capital   enforceable  in
                    accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and limitations on the availability of equitable remedies, and are entitled to the benefits afforded by the Indenture;

                         (v) the Guarantee has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered and is a valid and binding obligation of FPL Group enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting creditors rights generally and limitations on the availability of equitable remedies;

                         (vi) to the best of the knowledge of said Counsel,
                    FPL Group Capital and its direct significant subsidiaries (as defined in Regulation S-X) have good and marketable title to all of the capital stock of its significant subsidiaries
                    (as defined  in Regulation S-X)  free and clear  of all
                    liens  and   encumbrances,  except   such  as   do  not
                    materially affect the value thereof, and FPL Group has good and marketable title to all of the common stock of its subsidiaries free and clear of all liens and encumbrances, except such as do not materially affect the value thereof;

                         (vii) the Registration Statement, Registration Statement No. 33-47813 and Registration Statement 33-69786, each at its Effective Date, and the Prospectus, at the 424 Date (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, upon which such opinion need not pass), complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder and the Incorporated Documents (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, upon which such opinion need not pass), at the time they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder;
                    each of Registration Statement No. 33-69786, Registration Statement No. 33-47813 and the Registration Statement has become, and is, at the Closing Date, effective under the Securities Act, and to the best of the knowledge of said Counsel, no proceedings for a stop order with respect to Registration Statement No. 33-69786, Registration Statement No. 33-47813 or the Registration Statement are pending or threatened under Section 8 of the Securities Act;

                         (viii) the consummation of the transactions herein contemplated and the fulfillment of the terms hereof and the compliance by FPL Group Capital with all the terms and provisions of the Indenture and by FPL Group with all the terms and provisions of the
                    Guarantee will not result in a breach of any of the terms or provisions of, or constitute a default under, the FPL Group Capital Charter or by-laws or the FPL Group Charter or by-laws, or any indenture, mortgage, deed of trust or other agreement or instrument the terms of which are known to such Counsel to which FPL Group Capital or FPL Group or any of their respective subsidiaries, as the case may be, is now a party, except where such breach or default would not have a material adverse effect on the business, properties or financial condition of FPL Group Capital or FPL Group, each together with its respective subsidiaries taken as a whole, as the case may be;

                         (ix) nothing  has  come to  the attention  of said
                    Counsel that would lead them to believe that the Registration Statement, Registration Statement No. 33-47813 or Registration Statement 33-69786 (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, upon which such opinion need not pass and except for those parts of the Registration Statement, Registration Statement No. 33-47813 and Registration Statement 33-69786 that constitute the Statements of Eligibility on Form T-1, upon which such opinion need not pass), each at its Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the 424 Date and at the Closing Date (except as aforesaid), included or includes, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that such Counsel may state that their belief is based upon their participation in the preparation of the Registration Statement, Registration Statement No. 33-47813, Registration Statement 33-69786 and the Prospectus and any supplements and amendments thereto and review and discussion of the contents thereof, but is without independent check or verification except as specified;

                         (x)  to the best of the knowledge of said Counsel,
                    no approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue sky laws of any jurisdiction) is legally required for the authorization of the issuance and sale of the Debentures and Guarantee;

                         (xi) the statements made  in the Prospectus  under
                    the headings "Description of Offered Debt Securities", "Certain Terms of the Debentures" and "Description of the Guarantee", insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

                         (xii) the Indenture and the Guarantee are duly qualified under the 1939 Act;

                         (xiii) this agreement has been duly and validly authorized, executed and delivered by FPL Group Capital and FPL Group; and

                         (xiv) except as stated or referred to in the Prospectus, there are no material pending legal proceedings to which FPL Group Capital or any of its subsidiaries or FPL Group or any of its subsidiaries is a party or of which property of FPL Group Capital or any of its subsidiaries or FPL Group or any of its subsidiaries is the subject which if determined adversely would have a material effect on FPL Group Capital and its subsidiaries taken as a whole or FPL Group and its subsidiaries taken as a whole, as the case may be, and, to the best of the knowledge of said Counsel, no such proceeding is known to be contemplated by governmental authorities.

                    In said opinion such Counsel may rely as to all matters of New York law on an opinion of Thelen Reid & Priest LLP.

                    (c) At the Closing Date, the Representatives shall have received from Thelen Reid & Priest LLP, counsel to FPL Group

               Capital and FPL Group, a favorable opinion (with a copy thereof for each of the Underwriters), which opinion will not pass upon compliance with provisions of the blue sky laws of any jurisdiction, in form and substance satisfactory to Counsel for the Underwriters, to the same effect with respect to matters enumerated in paragraphs (iii) to (xiii) of subsection (b) of this Section 9. In said opinion, such counsel may rely as to all matters of Florida law on an opinion of Steel Hector & Davis LLP, and will not pass upon the incorporation of FPL Group or FPL Group Capital or franchises.

                    (d) At the Closing Date, the Representatives shall have received from Counsel for the Underwriters a favorable opinion (with a copy thereof for each of the Underwriters) to the same effect with respect to the matters enumerated in
               (iii)-(v), (vii)  and (ix)-(xiii) of subsection  (b) of this
               Section 9. In said opinion such Counsel may rely as to all matters of Florida law on the opinion of Steel Hector & Davis LLP, and will not pass upon the incorporation of FPL Group or FPL Group Capital or franchises.

                    (e) At the Closing Date, the Representatives shall have received from Deloitte & Touche LLP a letter (with copies thereof for each of the Underwriters) to the effect that (i) they are independent public accountants with respect to FPL Group within the meaning of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the consolidated financial statements of FPL Group audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the published rules and regulations thereunder; (iii) on the basis of performing a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed consolidated financial statements of FPL Group incorporated by reference in the Prospectus, reading the latest available interim unaudited consolidated financial statements of FPL Group since the close of FPL Group's most recent audited fiscal year, reading the minutes and consents of the Board of Directors and the Finance Committee of the Board of Directors and Shareholders of FPL Group since the end of the most recent audited fiscal year, and inquiries of officials of FPL Group who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention which caused them to believe that (a) the unaudited condensed consolidated financial statements of FPL Group incorporated by reference in the Prospectus (1) do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the published rules and regulations thereunder and (2) except as disclosed in the Prospectus, are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of FPL Group incorporated by reference in the Prospectus; (b) at the date of the latest available interim balance sheet read by them and at a specified date not more than five days prior to the Closing Date there was any change in the capital stock or long-term debt of FPL Group and its subsidiaries, or decrease in their consolidated net assets, in each case as compared with amounts shown in the most recent condensed consolidated balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, or as occasioned by the declaration, provision for, or payment of dividends, or as occasioned by the sale of common stock pursuant to any employee benefit plan or the dividend reinvestment plan or the repurchase of common stock by FPL Group or which are described in such letter; (c) for the period from the date of the most recent condensed consolidated balance sheet incorporated by reference in the Prospectus to the latest available interim balance sheet read by them and for the period from the date of the latest available interim balance sheet read by them to a specified date not more than five days prior to the Closing Date, there were any decreases, as compared with the corresponding period in the preceding year, in total consolidated operating revenues or in net income, except in all instances for decreases which the Prospectus discloses have occurred or may occur, or which are described in such letter; and (iv) they have carried out certain procedures and made certain findings, as specified in such letter, with respect to certain amounts included in the Prospectus and Exhibit 12 to the Registration Statement and such other items as the Representatives may reasonably request.

                    (f) Since the respective most recent dates as of which information is given in the Registration Statement and Prospectus, and up to the Closing Date, (i) there shall have been no material adverse change in the business, properties or financial condition of (a) FPL Group Capital and its subsidiaries taken as a whole or (b) FPL Group and its subsidiaries taken as a whole, except in each case as reflected in or contemplated by the Registration Statement and Prospectus, and (ii) there shall have been no material transaction entered into by (a) FPL Group Capital or any of its subsidiaries that is material to FPL Group Capital and its subsidiaries taken as a whole or (b) FPL Group or any of its subsidiaries that is material to FPL Group and its subsidiaries taken as a whole, in each case other than transactions disclosed by the Registration Statement and the Prospectus, and transactions in the ordinary course of business; and at the Closing Date, the Representatives shall have received a certificate to such effect from each of FPL Group Capital and FPL Group signed by an officer of FPL Group Capital or FPL Group, as the case may be.

                    (g) All legal proceedings to be taken in connection with the issuance and sale of the Debentures and the Guarantee shall have been satisfactory in form and substance to Counsel for the Underwriters.

               In case  any  of  the conditions  specified  above  in  this
          Section 9 shall not have been fulfilled, this agreement may be terminated by the Representatives, upon mailing or delivering written notice thereof to FPL Group Capital. Any such termination shall be without liability of any party to any other party except as otherwise provided in subsections (c) and (e) of Section 8 hereof and except that in the event of such termination by the Representatives, FPL Group Capital shall reimburse the Underwriters for out-of-pocket expenses reasonably incurred by them in connection with the transactions contemplated by this agreement, not in excess, however, of an aggregate of $5,000.

               10.  Condition of FPL Group Capital's and FPL Group's
                    ------------------------------------------------
          Obligations.  The obligation of FPL Group Capital to deliver the
          -----------
          Debentures and the obligation of FPL Group to deliver the Guarantee shall be subject to the following condition:

                    (a) No stop order suspending the effectiveness of Registration Statement No. 33-69786, Registration Statement No. 33-47813 or the Registration Statement, and no order directed to the adequacy of any Incorporated Document, shall be in effect at the Closing Date, and no proceedings for either such purpose shall be pending before, or threatened by, the Commission on such date.

               In case the condition specified in this Section 10 shall not have been fulfilled, this agreement may be terminated by FPL Group Capital and FPL Group upon mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party, except as otherwise provided in subsections (c) and (e) of Section 8 hereof and except that in the event of such termination FPL Group Capital shall reimburse the Underwriters for out-of-pocket expenses reasonably incurred by them in connection with the transactions contemplated by this agreement, not in excess, however, of an aggregate of $5,000.

               11.  Indemnification.
                    ---------------

                    (a)  FPL  Group  Capital  and FPL  Group,  jointly  and
               severally, agree to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and to reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the Effective Date of the Registration Statement), including all Incorporated Documents, or in the Registration Statement, Registration Statement No. 33-47813, Registration Statement 33-69786 or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein, to FPL Group Capital or to FPL Group in writing by or on behalf of any Underwriter, through the Representatives, for use in connection with the preparation of the Registration Statement, Registration Statement No. 33-47813, Registration Statement 33-69786 or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from the Statements of Eligibility on Form T-1 of the respective Trustees under the Indenture and the Guarantee; and provided, further, that the indemnity agreement contained in this paragraph in respect of any preliminary prospectus shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Debentures to any person if such Underwriter shall have failed to send or give to such person (i) with or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as amended or supplemented, if any amendments or supplements thereto shall have been furnished at or prior to the time of written confirmation of the sale involved, but exclusive of any Incorporated Documents unless the alleged omission or alleged untrue statement with respect to such preliminary prospectus is not corrected in the Prospectus or the Prospectus as amended or supplemented at the time of confirmation, or (ii) with or prior to the delivery of such Debentures to such person, a copy of any amendment or supplement to the Prospectus which shall have been furnished subsequent to such written confirmation and prior to the delivery of such Debentures to such person, but exclusive of any Incorporated Documents unless the alleged omission or alleged untrue statement with respect to such preliminary prospectus was not corrected in such amendment or supplement at the time of such delivery of such Debentures. The indemnity agreement of FPL Group Capital and FPL Group contained in this paragraph and the representations and warranties of FPL Group Capital and FPL Group contained in Section 3 and Section 4 hereof, respectively, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Debentures. The Underwriters agree promptly to notify each of FPL Group Capital and FPL Group, and each other Underwriter, of the commencement of any litigation or proceedings against them or any of them or any such controlling person in connection with the issuance and sale of the Debentures.

                    (b) Each Underwriter agrees to indemnify and hold harmless each of FPL Group Capital and FPL Group, their respective officers and directors, each other Underwriter, and each person who controls any thereof within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or other statute or common law, and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities, or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Registration

                Statement  No. 33-47813, Registration Statement 33-69786 or
               the Prospectus or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished herein, to FPL Group Capital or FPL Group in writing by or on behalf of such Underwriter, through the Representatives or otherwise, for use in connection with the preparation of the Registration Statement, Registration Statement No. 33-47813, Registration Statement 33-69786 or the Prospectus or any amendment or supplement to any thereof. The indemnity agreement of the respective Underwriters contained in this paragraph shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of FPL Group Capital, FPL Group or any of its officers or directors or any such other Underwriter or any such controlling person, and shall survive the delivery of the Debentures. FPL Group Capital and FPL Group agree promptly to notify the Representatives of the commencement of any litigation or proceedings against FPL Group Capital, FPL Group (or any controlling person of either thereof) or any of its officers or directors in connection with the issuance and sale of the Debentures.

                    (c)  FPL Group  Capital,  FPL  Group  and  the  several
               Underwriters each agree that, upon the receipt of notice of the commencement of any action against it, its officers and directors, or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought thereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by such counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties at the expense of the indemnifying party (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action).

               12.  Termination.  This agreement may be terminated by the
                    -----------
          Representatives by delivering written notice thereof to FPL Group Capital, at any time prior to the Closing Date if (a) after the date hereof and at or prior to the Closing Date there shall have occurred any general suspension of trading in securities on the New York Stock Exchange, Inc. or there shall have been established by the New York Stock Exchange, Inc. or by the Commission or by any federal or state agency or by the decision of any court any limitation on prices for such trading or any restrictions on the distribution of securities, or a general banking moratorium declared by New York or federal authorities, or (b) there shall have occurred any new outbreak of hostilities, including, but not limited to, an escalation of hostilities which existed prior to the date of this agreement or other national or international calamity or crisis, the effect of any such event specified in (a) or (b) above on the financial markets of the United States shall be such as to make it impracticable for the Underwriters to enforce contracts for the sale of the Debentures. This agreement may also be terminated at any time prior to the Closing Date if in the judgment of the Representatives the subject matter of any amendment or supplement to the Registration Statement, Registration Statement No. 33-47813, Registration Statement 33-69786 or the Prospectus prepared and furnished by FPL Group Capital or FPL Group reflects a material adverse change in the business, properties or financial condition of FPL Group Capital and its subsidiaries taken as a whole or FPL Group and its subsidiaries taken as a whole which renders it either inadvisable to proceed with such offering, if any, or inadvisable to proceed with the delivery of the Debentures to be purchased hereunder. Any termination of this agreement pursuant to this
          Section 12 shall be without liability of any party to any other party except as otherwise provided in subsections (c) and (e) of
          Section 8 hereof.

               13.  Miscellaneous.  The validity and interpretation of this
                    -------------
          agreement shall be governed by the laws of the State of New York. This agreement shall inure to the benefit of FPL Group Capital, FPL Group, the several Underwriters and, with respect to the provisions of Section 11 hereof, each controlling person referred to in said Section 11, and their respective successors. Nothing in this agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this agreement or any provision herein contained. The term "successors" as used in this agreement shall not include any purchaser, as such purchaser, of any Debentures from any of the several Underwriters.

               14.  Notices.  All communications hereunder shall be in
                    -------
          writing or by telegram and, if to the Underwriters, shall be mailed or delivered to the Representatives at the address set forth in Schedule I hereto, or if to FPL Group Capital or FPL Group, shall be mailed or delivered to it at 700 Universe Boulevard, Juno Beach, Florida 33408, Attention: Treasurer.

               If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.


                                             Very truly yours,

                                             FPL Group Capital Inc



                                             By:
                                                ---------------------------
                                                  Name:
                                                  Title:


                                             FPL Group, Inc.

                                             By:
                                                ---------------------------
                                                  Name:
                                                  Title:


          Accepted and delivered as of
          the date first above written:



          By:
             ---------------------------
               Name:
               Title:

          Acting on their own behalf and as Representatives of the other several Underwriters referred to in the foregoing agreement.

                                      SCHEDULE I



          Underwriting Agreement dated
          Registration Statement Nos. 33-47813, 33-69786, and 333-
                                                                  ------
          Representatives and Addresses:






          Securities:

                    Designation:

                    Principal Amount:

                    Indenture dated as of

                    Date of Maturity:

                    Interest Rate:

                    Purchase Price:

                    Public Offering Price:

                    Closing Date and Location:

                                     SCHEDULE II





                         Underwriter              Principal Amount
                         -----------                of Debentures
                                             ---------------------












                         TOTAL
                         --------------------